EXHIBIT 10(au)

TENTH AMENDMENT TO THE
NATIONAL WESTERN LIFE INSURANCE COMPANY
NON-QUALIFIED DEFINED BENEFIT PLAN

          This Tenth Amendment to the National Western Life Insurance Company Non-Qualified Defined Benefit Plan, as amended (the "Plan") is hereby adopted by National Western Life Insurance Company (the "Company").

WITNESSETH

          WHEREAS, the Plan was originally established effective January 1, 1991;

          WHEREAS, Section 6.2 of the Plan permits the Company to amend the Plan at any time; and

          WHEREAS, the Company desires to amend the Plan to freeze future benefit accruals under Section 4.9 of the Plan effective as of December 31, 2004 to comply with section 409A of the Internal Revenue Code of 1986, as amended by the American Jobs Creation Act of 2004.

          NOW, THEREFORE, the Plan is hereby amended as follows effective as of December 31, 2004:

  Section 4.9 of the Plan is hereby amended by adding the following new paragraph at the end of such Section, such paragraph to read in its entirety as follows:

  Notwithstanding anything herein to the contrary, the benefit payable to such Participant under this Section 4.9 shall be frozen effective as of December 31, 2004 and shall not increase on account of additional Service or Plan Compensation after such date. The provisions of this paragraph are intended to comply with the requirements of Code section 409A and shall be construed in accordance therewith. The provisions of this paragraph shall not be considered a "material modification" of the Plan, but shall instead be considered a cessation of future deferrals in accordance with Q&A-18(c) of Internal Revenue Service Notice 2005-1.

  Except as hereinabove amended, the Plan, as previously amended, shall remain in full force and effect.

          IN WITNESS WHEREOF, the Company has adopted and executed this Tenth Amendment this 18th day of February, 2005.

National Western Life Insurance Company

/S/ James P. Payne

By: James P. Payne

Its: Sr. Vice President - Secretary

Approved by the Board of Directors February 18, 2005.